Exhibit 10.2

AMENDED, RESTATED AND CONSOLIDATED
POOLING AGREEMENT

THIS AMENDED, RESTATED AND CONSOLIDATED POOLING AGREEMENT (this “Agreement”) is made as of January 1, 2022 (the “Effective Date”), by and among Sonesta International Hotels Corporation, a Maryland corporation, and the parties listed on Schedule A, as managers (each, a “Manager” and, collectively, “Managers”), and the parties listed on Schedule B, as owners (each, an “Owner” and, collectively, “Owners”).

RECITALS:

WHEREAS, each Owner leases or subleases from one or more affiliates of such Owner the hotels described on Schedule C opposite such Owner’s name (each, a “Hotel” and, collectively, the “Hotels”); and

WHEREAS, contemporaneously with this Agreement, each Owner has entered into an Amended and Restated Management Agreement for one or more of the Hotels with a Manager, as listed on Schedule D (each, a “Management Agreement” and, collectively, the “Management Agreements”); and

WHEREAS, each Owner and each Manager have previously entered into a Pooling Agreement, as listed on Schedule E (as amended, each, a “Prior Pooling Agreement” and, collectively, the “Prior Pooling Agreements”), pursuant to which the working capital for each of the Hotels and certain other hotels and all revenues and reserves from operation of each of the Hotels and such other hotels are pooled into two (2) different pools for purposes of paying operating expenses, fees and other amounts due to Managers and Owners with respect to such Hotels and such other hotels; and

WHEREAS, each Manager and each Owner desires to amend, restate and consolidate the terms and provisions of the Prior Pooling Agreements with respect to the Hotels in their entirety and replace them with the terms and provisions of this Agreement effective as of 12.01 a.m. on the Effective Date;

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt of which is hereby acknowledged, each Owner and each Manager agree as follows:

ARTICLE I
DEFINED TERMS

1.01.        Definitions.  Capitalized terms used, but not otherwise defined in this Agreement shall have the meanings given to such terms in the Management Agreements. The following capitalized terms as used in this Agreement shall have the meanings set forth below:

“Additional Hotel” is defined in Section 7.01.

“Additional Owner” is defined in Section 7.01.

“Agreement” is defined in the Preamble.

“Aggregate Additional Manager Advances” means the sum of all Additional Manager Advances for all Hotels under all Management Agreements.

“Aggregate Annual Operating Statement” is defined in Article IV.

“Aggregate Base Management Fee” means an amount equal to 3% of the Aggregate Gross Revenues attributable to full service Hotels and 5% of the Aggregate Gross Revenues attributable to select service Hotels.

“Aggregate Deductions” means the sum of all Deductions for all Hotels under all Management Agreements.

“Aggregate FF&E Reserve Deposit” means, with respect to each Year or portion thereof, an amount equal to five percent (5%) of Aggregate Gross Revenues.

“Aggregate Gross Room Revenues” means the sum of all Gross Room Revenues for all Hotels under all Management Agreements.

“Aggregate Gross Revenues” means the sum of all Gross Revenues for all Hotels under all Management Agreements.

“Aggregate Incentive Management Fee” means, with respect to each Year or portion thereof, an amount equal to twenty percent (20%) of Aggregate Operating Profit remaining after deducting amounts paid or payable in respect of Aggregate Owner’s Priority, Aggregate Reimbursable Advances and the Aggregate FF&E Reserve Deposit for such Year or portion thereof.

“Aggregate Monthly Statement” is defined in Article IV.

“Aggregate Operating Profit” means an amount equal to Aggregate Gross Revenues less Aggregate Deductions.

“Aggregate Owner Advances” means the sum of all Owner Advances for all Hotels under all Management Agreements.

“Aggregate Owner’s Priority” means the sum of all Owner’s Priority for all Hotels under all Management Agreements.

“Aggregate Owner’s Priority Threshold” means the sum of all Owner’s Priority Thresholds for all Hotels under all Management Agreements, as such Owner’s Priority Thresholds may be adjusted from time to time in accordance with the Management Agreements.

“Aggregate Owner’s Residual Payment” means, with respect to each Year or portion thereof an amount equal to Aggregate Operating Profit remaining after deducting amounts paid or payable in respect of Aggregate Owner’s Priority, Aggregate Reimbursable Advances, the Aggregate FF&E Reserve Deposit and the Aggregate Incentive Management Fee for such Year.

“Aggregate Reservation Fee” means for each Year or portion thereof an amount equal to one and one-half percent (1.5%) of Aggregate Gross Room Revenues.

“Aggregate Reimbursable Advances” means the sum of all Reimbursable Advances for all Hotels under all Management Agreements.

“Aggregate System Fee” means with respect to each Year or portion thereof an amount equal to one and one-half percent (1.5%) of Aggregate Gross Revenues.

“Effective Date” is defined in the Preamble.

“Hotel” and “Hotels” are defined in the Recitals.

“Landlord(s)” means the owner(s) of the Hotel(s) set forth on Schedule C.

“Management Agreement” and “Management Agreements” are defined in the Recitals and shall include all amendments and modifications thereto.

“Manager” and “Managers” are defined in the Preamble.

“Owner” and “Owners” are defined in the Preamble.

“Pooled FF&E Reserves” is defined in Section 6.01.B.

“Pooled FF&E Reserve Account” is defined in Section 6.01.B.

“Prior Pooling Agreement” and “Prior Pooling Agreements” are defined in the Recitals.

“Tested Hotels” means for any Year beginning with the 2023 calendar year, all Hotels other than (i) any Hotel undergoing a Major Renovation in such Year, and (ii) any Hotel as to which a Major Renovation was substantially completed less than twelve (12) months prior to January 1 of such Year.

ARTICLE II
GENERAL

The parties agree that so long as a Hotel is subject to this Agreement, all Working Capital and all Gross Revenues of such Hotel shall be pooled pursuant to this Agreement and disbursed to pay all Aggregate Deductions, fees and other amounts due to Managers and Owners (not including amounts due pursuant to Section 11.20 of the Management Agreements) with respect to the Hotels and that the corresponding provisions of each Management Agreement shall be superseded as provided in Section 3.03. The parties further agree that if any Manager gives a notice of non-renewal of the Term with respect to any Hotel, it shall be deemed to be a notice of termination or non-renewal with respect to all Management Agreements and all Hotels.

ARTICLE III
PRIORITIES FOR
DISTRIBUTION OF AGGREGATE GROSS REVENUES

3.01.       Priorities for Distribution of Aggregate Gross Revenues.  Aggregate Gross Revenues shall be distributed in the following order of priority:

A.                First, to pay all Aggregate Deductions (excluding the Aggregate Base Management Fee, the Aggregate Reservation Fee and the Aggregate System Fee);

B.                 Second, to Managers, an amount equal to the Aggregate Base Management Fee, the Aggregate Reservation Fee and the Aggregate System Fee;

C.                 Third, to Owners, an amount equal to Aggregate Owner’s Priority;

D.                Fourth, pari passu, to (i) Owners, in an amount necessary to reimburse Owners for all Aggregate Owner Advances which have not yet been repaid pursuant to this Section 3.01, and (ii) to Managers, in an amount necessary to reimburse Managers for all Aggregate Additional Manager Advances which have not yet been repaid pursuant to this Section 3.01. If at any time the amounts available for distribution to Owners and Managers pursuant to this Section 3.01 are insufficient (a) to repay all outstanding Aggregate Owner Advances, and (b) all outstanding Aggregate Additional Manager Advances, then Owners and Managers shall be paid from such amounts the amount obtained by multiplying a number equal to the amount of the funds available for distribution by a fraction, the numerator of which is the sum of all outstanding Aggregate Owner Advances, or all outstanding Aggregate Additional Manager Advances, as the case may be, and the denominator of which is the sum of all outstanding Aggregate Owner Advances plus the sum of all outstanding Aggregate Additional Manager Advances;

E.                 Fifth, to the Pooled FF&E Reserve Account, an amount equal to the Aggregate FF&E Reserve Deposit;

F.                  Sixth, to Managers, an amount equal to the Aggregate Incentive Management Fee; and

G.                Finally, to Owners, the Aggregate Owner’s Residual Payment.

3.02.       Timing of Payments.

A.                Payment of the Aggregate Deductions, excluding the Aggregate Base Management Fee, the Aggregate Reservation Fee and the Aggregate System Fee, shall be made in the ordinary course of business. The Aggregate Base Management Fee, the Aggregate Reservation Fee, the Aggregate System Fee, the Aggregate Owner’s Priority, the Aggregate FF&E Reserve Deposit, the Aggregate Incentive Management Fee and the Aggregate Owner’s Residual Payment shall be paid on or before the twentieth (20th) day after the end of each calendar month, based upon Aggregate Gross Revenues or Aggregate Gross Room Revenues, as the case may, be for such month as reflected in the Aggregate Monthly Statement for such month. If any installment of the Aggregate Base Management Fee, the Aggregate Reservation Fee, the Aggregate System Fee or the Aggregate Owner’s Priority is not paid when due, it shall accrue interest at the Interest Rate. Calculations and payments of the Aggregate FF&E Reserve Deposit, the Aggregate Incentive Management Fee and/or the Aggregate Owner’s Residual Payment with respect to each calendar month within a calendar year shall be accounted for cumulatively based upon the year-to-date Aggregate Operating Profit as reflected in the Aggregate Monthly Statement for such calendar month and shall be adjusted to reflect distributions for prior calendar months in such year. Additional adjustments to all payments will be made on an annual basis based upon the Aggregate Annual Operating Statement for the Year and any audit conducted pursuant to Section 4.02 of the Management Agreements.

B.                 Subject to Section 3.02.C, if the portion of Aggregate Gross Revenues to be distributed to Managers or Owners pursuant to Section 3.01 is insufficient to pay amounts then due in full, any amounts left unpaid shall be paid from and to the extent of Aggregate Gross Revenues available therefor at the time distributions are made in successive calendar months until such amounts are paid in full, together with interest thereon, if applicable, and such payments shall be made from such available Aggregate Gross Revenues in the same order of priority as other payments made on account of such items in successive calendar months.

C.                 Other than with respect to Aggregate Reimbursable Advances, calculations and payments of the fees and other payments in Section 3.01 and distributions of Aggregate Gross Revenues within a Year shall be accounted for cumulatively within a Year but shall not be cumulative from one Year to the next. Calculations and payments of Aggregate Reimbursable Advances shall be accounted for cumulatively within a Year and shall be cumulative from one Year to the next.

D.                The Aggregate Owner’s Priority, the Pooled FF&E Reserves and the Aggregate Owner’s Residual Payment shall be allocated among Owners as Owners shall determine in their sole discretion and Managers shall have no responsibility or liability in connection therewith. The Aggregate Incentive Management Fee, Aggregate Base Management Fee, the Aggregate Reservation Fee and the Aggregate System Fee shall be allocated among Managers as Managers shall determine in their sole discretion and Owners shall have no responsibility or liability in connection therewith.

3.03.       Relationship with Management Agreements.  For as long as this Agreement is in effect with respect to a Hotel, the provisions of Sections 3.01 and 3.02 shall supersede Sections 3.02 and 3.03 of the Management Agreement then in effect with respect to such Hotel.

ARTICLE IV
FINANCIAL STATEMENTS

Managers shall prepare and deliver the following financial statements to Owners:

(a)               Within fifteen (15) days after the close of each calendar month, Managers shall deliver an accounting to Owners showing Aggregate Gross Revenues, Aggregate Gross Room Revenues, occupancy percentage and average daily rate, Aggregate Deductions, Aggregate Operating Profit, and applications and distributions thereof for the preceding calendar month and year-to-date (each, an “Aggregate Monthly Statement”).

(b)               Within forty-five (45) days after the end of each Year, Managers shall deliver to Owners and Landlords a statement (each, an “Aggregate Annual Operating Statement”) in reasonable detail summarizing the operations of the Hotels for the immediately preceding Year and an Officer’s Certificate setting forth the totals of Aggregate Gross Revenues, Aggregate Deductions, and the calculation of the Aggregate Incentive Management Fee and Aggregate Owner’s Residual Payment for the preceding Year and certifying that such Aggregate Annual Operating Statement is true and correct. Managers and Owners shall, within ten (10) Business Days after Owner’s receipt of such statement, make any adjustments, by cash payment, in the amounts paid or retained for such Year as are required because of variances between the Aggregate Monthly Statements and the Aggregate Annual Operating Statement. Any payments shall be made together with interest at the Interest Rate from the date such amounts were due or paid, as the case may be, until paid or repaid. The Aggregate Annual Operating Statement shall be controlling over the Aggregate Monthly Statements and shall be final, subject to adjustments required as a result of an audit requested by Owners or Landlords pursuant to Section 4.02.B of the Management Agreements.

(c)               Managers shall also prepare and deliver such other statements or reports as any Owners may, from time to time, reasonably request.

The financial statements delivered pursuant to this Article IV are in addition to any financial statements required to be prepared and delivered pursuant to the Management Agreements.

ARTICLE V
PORTFOLIO PERFORMANCE TEST

 5.01       Portfolio Performance Test. Notwithstanding the provisions of Article II of the Management Agreements:

A.        An Owner will not be permitted to exercise its right to terminate a Management Agreement for or with respect to any Hotel pursuant to Section 2.02.A of the Management Agreement for such Hotel unless the aggregate amount paid to Owners as Aggregate Owner’s Priority pursuant to Section 3.01.C of this Agreement during any three (3) of the four (4) consecutive Years immediately preceding the January 1st referenced in such Section 2.02.A is less than the Aggregate Owner’s Priority Threshold for such Years, provided, however, for purposes of this Section 5.01.A, “Aggregate Owner’s Priority” and “Aggregate Owner’s Priority Threshold” shall not include the Owner’s Priority or Owner’s Priority Threshold, as applicable, at any Hotel for any Year in which such Hotel does not qualify as a Tested Hotel.

B.        If the condition set forth in Section 5.01.A. is satisfied, only a Hotel that is otherwise subject to termination pursuant to Section 2.02.A of its Management Agreement may be terminated and for the purposes of determining the amount of Owner’s Priority actually paid in respect of a Hotel under Section 3.02.C of its Management Agreement for any Year, the applicable Owner will be deemed to have received the amount that would have been paid to such Owner as the Owner’s Priority in such Year pursuant to Article III of such Management Agreement if such Hotel had not been subject to this Agreement.

C.       If any Owner exercises its right to terminate a Management Agreement for any Hotel in accordance with Section 5.01.A., then Manager shall have the right to void such termination by delivering written notice of such election to Owners and paying Owners an amount equal to the difference between the Aggregate Owner’s Priority Threshold and the Aggregate Owner’s Priority received by Owners in each of the three (3) Years during which such shortfall occurred, which notice and payment must be received by Owners within thirty (30) days following any such termination.

ARTICLE VI
ACCOUNTS

6.01.       Accounts; Pooled FF&E Reserve Account.

A.                Subject to Section 6.01.B., all Working Capital and all Gross Revenues of each of the Hotels may, until applied in accordance with this Agreement and the applicable Management Agreements, be pooled and deposited in one or more bank accounts in the name(s) of Owners designated by Managers, which accounts may, except as required by any Mortgage and related loan documentation or applicable law, be commingled accounts containing other funds owned by or managed by Managers.

B.                 Managers shall establish an interest-bearing account, in the name of Cambridge TRS, Inc., in a bank designated by Manager (and approved by Owners, such approval not to be unreasonably withheld), into which all FF&E Reserve Deposits and any other amounts to be deposited into an FF&E Reserve Account under a Management Agreement shall be paid (the “Pooled FF&E Reserve Account”). Funds on deposit in the Pooled FF&E Reserve Account (the “Pooled FF&E Reserves”) shall not be commingled with any other funds without Owners’ consent, and the Pooled FF&E Reserves shall be withdrawn from the Pooled FF&E Reserve Account and applied by Managers only to the extent they are permitted to withdraw and apply FF&E Reserves under a Management Agreement.

C.                 Managers shall be authorized to access the accounts above without the approval of Owners, subject to (i) any limitation on the maximum amount of any check, if any, established between Managers and Owners as part of the Annual Operating Projections, and (ii) in the case of the Pooled FF&E Reserve Account, such other limitations as may be set forth in the Management Agreements. One or more Owners shall be a signatory on all accounts maintained with respect to a Hotel, and Owners shall have the right to require that one or more Owners’ signature be required on all checks/withdrawals after the occurrence of a Manager Event of Default. Owners shall provide such instructions to the applicable bank(s) as are necessary to permit Managers to implement Managers’ rights and obligations under this Agreement. The failure of any Owner to provide such instructions shall relieve any Manager of its obligations hereunder until such time as such failure is cured.

ARTICLE VII
ADDITION AND REMOVAL OF HOTELS

7.01.       Addition of Hotels.  At any time and from time to time, if any Manager or any Affiliate of a Manager (an “Additional Manager”) and any Owner or any Affiliate of an Owner (an “Additional Owner”) enter into a management agreement for the operation of an additional Hotel (an “Additional Hotel”), the Additional Manager and Additional Owner (as applicable) may become a party to this Agreement by signing an accession agreement confirming the applicability of this Agreement to such Additional Hotel, and the Additional Hotel may be made subject to this Agreement by all Owners (including, without limitation, such Additional Owner) and all Managers (including, without limitation, such Additional Manager) amending and restating Schedules A, B and/or C, as applicable. If an Additional Hotel is made subject to this Agreement other than on the first day of a calendar month, the parties shall include such prorated amounts of the Gross Revenues and Deductions (and other amounts as may be necessary) applicable to the Additional Hotel for such calendar month, as mutually agreed in their reasonable judgment, in the calculation of Aggregate Gross Revenues and Aggregate Deductions (and other amounts as may be necessary) for the calendar month in which the Additional Hotel became subject to this Agreement and shall make any other prorations, adjustments, allocations and changes required. Additionally, any amounts held as Working Capital and FF&E Reserves for the Additional Hotel shall be held by Managers under this Agreement.

7.02.       Removal of Hotels. From and after the date of termination of any Management Agreement with respect to any Hotel managed thereunder, such Hotel shall no longer be subject to this Agreement, and such Hotel may be removed from this Agreement by all Owners (including, without limitation, such Additional Owner) and all Managers (including, without limitation, such Additional Manager) amending and restating Schedules A, B and/or C, as applicable. If the termination occurs on a day other than the last day of a calendar month, the parties shall exclude such prorated amounts of the Gross Revenues and Deduction (and other amounts as may be necessary) applicable to such Hotel for such calendar month, as mutually agreed in their reasonable judgment, in the calculation of Aggregate Gross Revenues and Aggregate Deductions (and other amounts as may be necessary) for the calendar month in which the termination occurred. Additionally, Owners and Managers, acting reasonably, shall mutually agree to the portion of the Aggregate Working Capital, Aggregate Gross Revenues and Pooled FF&E Reserves allocable to the Hotel being removed from this Agreement and the amount of the Aggregate Working Capital, Aggregate Gross Revenues and Pooled FF&E Reserves so allocated and any amounts held to fund capital expenditures, shall be remitted to the relevant Owner and the relevant Owner and relevant Manager shall make any other prorations, adjustments, allocations and changes required.

ARTICLE VIII
TERM AND TERMINATION

8.01.       Term.  This Agreement shall continue and remain in effect indefinitely unless terminated pursuant to Section 8.02.

8.02.       Termination.  This Agreement may be terminated as follows:

A.                By the mutual consent of all Managers and all Owners which are parties to this Agreement.

B.                 Automatically, if all Management Agreements terminate or expire for any reason.

C.                 By Managers, if any or all Owners do not cure a material breach of this Agreement by any Owner or Landlord within thirty (30) days of written notice of such breach from any Manager and if such breach is not cured, it shall be an Owner Event of Default under the Management Agreements.

D.                By Owners, if any or all Managers do not cure a material breach of this Agreement by any Manager within thirty (30) days of written notice of such breach from any Owner and if such breach is not cured, it shall be a Manager Event of Default under the Management Agreements.

8.03.       Effect of Termination.  Upon the termination of this Agreement, except as otherwise provided in Section 9.04.B. of the Management Agreements, Managers shall be compensated for their services only through the date of termination and all amounts remaining in any accounts maintained by Managers pursuant to Article VI, after payment of such amounts as may be due to Managers hereunder, shall be distributed to Owners. Notwithstanding the foregoing, upon the termination of any single Management Agreement with respect to any Hotel, pooled funds shall be allocated as described in Section 7.02.

8.04.       Survival.  The following Sections of this Agreement shall survive the termination of this Agreement: Section 8.03 and Article IX.

ARTICLE IX
MISCELLANEOUS PROVISIONS

9.01.       Notices.  All notices, demands, consents, approvals, and requests given by any party to another party hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, upon confirmation of transmission when sent by e-mail or when delivery is received or refused if transmitted by Express Mail service or by nationally recognized overnight courier, to the parties at the following addresses:

To Owners:	c/o Cambridge TRS, Inc.

Two Newton Place

255 Washington Street

Newton, Massachusetts 02458

Attn:  President

e-mail: jmurray@rmrgroup.com

To Managers:	c/o Sonesta International Hotels Corporation

Two Newton Place

255 Washington Street

Newton, Massachusetts 02458

Attn:  President

e-mail: cflores@sonesta.com

9.02.       Applicable Law; Arbitration.  This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of the Commonwealth of Massachusetts, with regard to its “choice of law” rules. Any “Dispute” (as such term is defined in the Management Agreements) under this Agreement shall be resolved through final and binding arbitration conducted in accordance with the procedures and with the effect of, arbitration as provided for in the Management Agreements.

9.03.       Severability.  If any term or provision of this Agreement or the application thereof in any circumstance is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

9.04.       Gender and Number.  Whenever the context of this Agreement requires, the gender of all words herein shall include the masculine, feminine, and neuter, and the number of all words herein shall include the singular and plural.

9.05.       Headings and Interpretation.  The descriptive headings in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. References to “Section” in this Agreement shall be a reference to a Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by “without limitation.” The words “hereof,” “herein,” “hereby,” and “hereunder, when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision unless otherwise indicated. The word “or” shall not be exclusive. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting.

9.06.       Confidentiality of Information.  Any information exchanged between a Manager and each Owner pursuant to the terms and conditions of this Agreement shall be subject to Section 11.07 of the Management Agreements.

9.07.       Assignment.  Neither any Manager nor any Owner may assign its rights and obligations under this Agreement to any other Person without the prior written consent of the other parties.

9.08.       Entire Agreement; Construction; Amendment.  With respect to the subject matter hereof, this Agreement supersedes all previous contracts and understandings between the parties and constitutes the entire Agreement between the parties with respect to the subject matter hereof. Accordingly, in the event of any conflict between the provisions of this Agreement and the Management Agreements, the provisions of this Agreement shall control, and the provisions of the Management Agreements are deemed amended and modified, in each case as required to give effect to the intent of the parties in this Agreement. All other terms and conditions of the Management Agreements shall remain in full force and effect; provided that, to the extent that compliance with this Agreement shall cause a default, breach or other violation of the Management Agreement by one party, the other party waives any right of termination, indemnity, arbitration or otherwise under the Management Agreement related to that specific default, breach or other violations, to the extent caused by compliance with this Agreement. This Agreement may not be modified, altered or amended in any manner except by an amendment in writing, duly executed by the parties hereto.

9.09.       Third Party Beneficiaries.  The terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors, heirs, legal representatives or permitted assigns of each of the parties hereto and except for Landlord(s) and SVC, which are intended third party beneficiaries, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

9.10.       Prior Pooling Agreements. For the avoidance of doubt, the Prior Pooling Agreements shall continue to govern the rights and obligations of the parties with respect to the Hotels for periods prior to the Effective Date, and this Agreement shall govern the rights and obligations of the parties with respect to the Hotels for periods from and after the Effective Date.

[Signatures begin on the following page.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement with the intention of creating an instrument under seal.

Owners:

CAMBRIDGE TRS, INC.

HPT CLIFT TRS LLC

HPT CY TRS, INC.

HPT STATE STREET TRS LLC

HPT TRS IHG-2, INC.

HPT TRS MRP, INC.

HPT WACKER DRIVE TRS LLC

SVC GATEHALL DRIVE TRS LLC

SVC JERSEY CITY TRS LLC

SVC MINNEAPOLIS TRS LLC

SVC MORRIS PLAINS TRS LLC

SVC RANDOLPH STREET TRS LLC

SVC REDONDO BEACH TRS LLC

SVC SAN JUAN TRS LLC

By:	/s/ John G. Murray
John G. Murray
President of each of the foregoing entities

[Signature Page to Amended, Restated and Consolidated Pooling Agreement]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement with the intention of creating an instrument under seal.

Managers:

SONESTA CANADA ULC

SONESTA CHICAGO LLC

SONESTA CLIFT LLC

SONESTA GATEHALL DRIVE LLC

SONESTA INTERNATIONAL HOTELS CORPORATION

SONESTA JERSEY CITY LLC

SONESTA MINNEAPOLIS LLC

SONESTA MORRIS PLAINS LLC

SONESTA RANDOLPH STREET LLC

SONESTA REDONDO BEACH LLC

SONESTA SAN JUAN LLC

SONESTA STATE STREET LLC
SONESTA TORONTO ULC

By:	/s/ Carlos R. Flores
Carlos R. Flores
President of each of the foregoing entities

[Signature Page to Amended, Restated and Consolidated Pooling Agreement]

Schedule A

Managers

Sonesta Canada ULC, a British Columbian company

Sonesta Chicago LLC, a Maryland limited liability company

Sonesta Clift LLC, a Maryland limited liability company

Sonesta Gatehall Drive LLC, a Maryland limited liability company

Sonesta International Hotels Corporation, a Maryland corporation

Sonesta Jersey City LLC, a Maryland limited liability company

Sonesta Minneapolis LLC, a Maryland limited liability company

Sonesta Morris Plains LLC, a Maryland limited liability company

Sonesta Randolph Street LLC, a Maryland limited liability company

Sonesta Redondo Beach LLC, a Maryland limited liability company

Sonesta San Juan LLC, a Puerto Rican limited liability company

Sonesta State Street LLC, a Maryland limited liability company

Sonesta Toronto ULC, a British Columbian company

Schedule B

Owners

Cambridge TRS, Inc., a Maryland corporation

HPT Clift TRS LLC, a Maryland limited liability company

HPT CY TRS, Inc., a Maryland corporation

HPT State Street TRS LLC, a Maryland limited liability company

HPT TRS IHG-2, Inc., a Maryland corporation

HPT TRS MRP., Inc., a Maryland corporation

HPT Wacker Drive TRS LLC, a Maryland limited liability company

SVC Gatehall Drive TRS LLC, a Maryland limited liability company

SVC Jersey City TRS LLC, a Maryland limited liability company

SVC Minneapolis TRS LLC, a Maryland limited liability company

SVC Morris Plains TRS LLC, a Maryland limited liability company

SVC Randolph Street TRS LLC, a Maryland limited liability company

SVC Redondo Beach TRS LLC, a Maryland limited liability company

SVC San Juan TRS LLC, a Puerto Rican limited liability company

Schedule C

HOTELS

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
1.	Sonesta Simply Suites Birmingham 600 Corporate Ridge Drive Birmingham, AL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
2.	Sonesta ES Suites Birmingham Homewood 50 State Farm Parkway Homewood, AL	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
3.	Sonesta Simply Suites Huntsville 201 Exchange Place Huntsville, AL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
4.	Sonesta Select Phoenix Chandler 920 North 54th Street Chandler, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
5.	Sonesta ES Suites Flagstaff 1400 N. Country Club Drive Flagstaff, AZ	HPTMI Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
6.	Sonesta Simply Suites Phoenix 11411 North Black Canyon Highway Phoenix, AZ	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
7.	Sonesta Select Phoenix Camelback 2101 East Camelback Road Phoenix, AZ	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
8.	Sonesta Suites Scottsdale 7300 East Gainey Suites Drive Scottsdale, AZ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
9.	Sonesta ES Suites Scottsdale 6040 North Scottsdale Road Scottsdale, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
10.	Sonesta Simply Suites Scottsdale North 10740 North 90th Street Scottsdale, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
11.	Sonesta Select Scottsdale at Mayo Clinic 13444 East Shea Boulevard Scottsdale, AZ	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
12.	Sonesta Simply Suites Phoenix Tempe 1335 West Baseline Road Tempe, AZ	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
13.	Sonesta Select Tempe 601 South Ash Avenue Tempe, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
14.	Sonesta ES Suites Tempe 5075 South Priest Drive Tempe, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
15.	Sonesta ES Suites Tucson 6477 East Speedway Boulevard Tucson, AZ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
16.	Sonesta Anaheim 1915 South Manchester Avenue Anaheim, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
17.	Sonesta ES Suites Anaheim 1855 South Manchester Ave Anaheim, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
18.	Sonesta Select Camarillo 4994 Verdugo Way Camarillo, CA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
19.	Sonesta ES Suites Chatsworth 21902 Lassen Chatsworth, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
20.	Sonesta Select Los Angeles LAX 2000 East Mariposa Avenue El Segundo, CA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
21.	Sonesta Emeryville 5555 Shellmound Street Emeryville, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Full
22.	Sonesta ES Suites Huntington Beach 9930 Slater Avenue Fountain Valley, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
23.	Sonesta Select Huntington Beach 9950 Slater Road Fountain Valley, CA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
24.	Sonesta ES Suites Fresno 5322 North Diana Avenue Fresno, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
25.	Sonesta Simply Suites Anaheim 12901 Garden Grove Blvd Garden Grove, CA	HPTMI Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
26.	The Sonesta Irvine 17941 Von Karman Avenue Irvine, CA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
27.	Sonesta Simply Suites Orange County Spectrum Center 16150 Sand Canyon Avenue Irvine, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
28.	Sonesta Select Laguna Hills 23175 Avenida de la Carlota Laguna Hills, CA	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
29.	Sonesta Simply Suites Orange County Irvine 3 South Pointe Drive Lake Forest, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
30.	Sonesta Los Angeles Airport 5985 West Century Boulevard Los Angeles, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
31.	Sonesta Silicon Valley 1820 Barber Lane Milpitas, CA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
32.	Sonesta San Jose 777 Bellew Drive Milpitas, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
33.	Sonesta Select Pleasant Hill 2250 Contra Costa Boulevard Pleasant Hill, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
34.	Sonesta Redondo Beach & Marina 300 North Harbor Drive Redondo Beach, CA	HPT IHG-2 Properties Trust	SVC Redondo Beach TRS LLC	Sonesta Redondo Beach LLC	Full
35.	Sonesta ES Suites San Francisco Airport 1350 Huntington Avenue San Bruno, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
36.	Sonesta ES Suites San Diego 1185 Avenue of Industry San Diego, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
37.	Sonesta ES Suites San Diego - Mira Mesa 6639 Mira Mesa Boulevard San Diego, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
38.	Sonesta ES Suites Carmel Mountain 11002 Rancho Carmel Drive San Diego, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
39.	The Clift Royal Sonesta Hotel 495 Geary Street San Francisco, CA	HPT Geary Properties Trust	HPT Clift TRS LLC	Sonesta Clift LLC	Full
40.	Sonesta ES Suites San Jose Airport 1602 Crane Court San Jose, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
41.	Sonesta Select San Jose Airport 1727 Technology Drive San Jose, CA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
42.	Sonesta Select San Ramon 18090 San Ramon Valley Boulevard San Ramon, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
43.	Sonesta Simply Suites Orange County Airport 2600 Red Hill Avenue Santa Ana, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
44.	Sonesta Simply Suites -Silicon Valley Santa Clara 481 El Camino Real Santa Clara, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
45.	Sonesta Select San Francisco Airport Oyster Point 1300 Veterans Boulevard South San Francisco, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
46.	Sonesta ES Suites San Francisco Airport Oyster Point 1350 Veterans Boulevard South San Francisco, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
47.	Sonesta ES Suites Sunnyvale 900 Hamlin Court Sunnyvale, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
48.	Sonesta ES Suites Torrance Redondo Beach 19901 Prairie Ave Torrance, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
49.	Sonesta Select Los Angeles Torrance 1925 West 190th Street Torrance, CA	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
50.	Sonesta ES Suites Colorado Springs 3880 North Academy Boulevard Colorado Springs, CO	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
51.	Sonesta Denver 1450 Glenarm Place Denver, CO	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
52.	Sonesta Simply Suites Denver Federal Center 895 Tabor Street Lakewood, CO	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
53.	Sonesta ES Suites Denver South 7820 Park Meadows Drive Lonetree, CO	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
54.	Royal Sonesta Washington DC 2121 P Street NW Washington, DC	HPT IHG-3 Properties LLC	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
55.	Sonesta ES Suites Wilmington - Newark 240 Chapman Road Newark, DE	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
56.	Sonesta Select Boca Raton 2000 NW Executive Center Cir. Boca Raton, FL	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
57.	Sonesta Simply Suites Clearwater 13231 49th Street North Clearwater, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
58.	Sonesta Fort Lauderdale 999 N. Fort Lauderdale Beach Boulevard Fort Lauderdale, FL	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
59.	Sonesta ES Suites Fort Lauderdale Plantation 410 North Pine Island Road Fort Lauderdale, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
60.	Sonesta Simply Suites Jacksonville 4990 Belfort Road Jacksonville, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
61.	Sonesta Simply Suites Miami Airport 8855 NW 27th Street Miami, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
62.	Sonesta Miami Airport 950 NW 42nd Avenue Miami, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
63.	Sonesta Select Miami Lakes 15700 NW 77th Court Miami Lakes, FL	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
64.	Sonesta ES Suites Orlando 8480 International Drive Orlando, FL	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
65.	Sonesta ES Suites Lake Buena Vista 8751 Suiteside Drive Orlando, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
66.	Sonesta ES Suites Alpharetta North Point 3980 North Point Parkway Alpharetta, GA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
67.	Sonesta ES Suites Atlanta North Point Mall 1325 North Point Drive Alpharetta, GA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
68.	Sonesta ES Suites Atlanta Alpharetta Windward 5465 Windward Parkway Alpharetta, GA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
69.	Sonesta Atlanta Airport South 4669 Airport Boulevard Atlanta, GA	HPT IHG GA Properties LLC	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
70.	Sonesta ES Suites Atlanta 760 Mount Vernon Highway Atlanta, GA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
71.	Sonesta Atlanta Northwest Galleria 6345 Powers Ferry Road NW Atlanta, GA	HPT IHG-3 Properties LLC	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
72.	Sonesta Atlanta Airport North 1325 Virginia Avenue Atlanta, GA	HPT IHG-3 Properties LLC	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
73.	Sonesta Select Atlanta Midtown 1132 Techwood Drive NW Atlanta, GA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
74.	Sonesta Select Atlanta Cumberland 3000 Cumberland Boulevard SE Atlanta, GA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
75.	Sonesta Simply Suites Atlanta 3665 Shackleford Road Duluth, GA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
76.	Sonesta ES Suites Atlanta – Perimeter Center 4601 Ridgeview Road Dunwoody, GA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
77.	Sonesta Select Atlanta Airport 3399 International Boulevard Hapeville, GA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
78.	Sonesta ES Suites Atlanta Kennesaw Town Center 3443 Busbee Drive NW Kennesaw, GA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
79.	Royal Sonesta Kauai Resort 3160 Rice Street Lihue-Kauai, HI	HPTMI Hawaii, Inc.	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Full
80.	Sonesta Simply Suites Des Moines 7625 Office Plaza Drive North Des Moines, IA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
81.	Royal Sonesta Chicago River North 505 North State Street Chicago, IL	HPT IHG Chicago Property LLC	HPT State Street TRS LLC	Sonesta State Street LLC	Full
82.	Royal Sonesta Chicago Downtown 71 East Wacker Drive Chicago, IL	HPT IHG-2 Properties Trust	HPT Wacker Drive TRS LLC	Sonesta Chicago LLC	Full
83.	The Allegro Royal Sonesta Hotel 171 West Randolph Street Chicago, IL	HPT IHG-3 Properties LLC	SVC Randolph Street TRS LLC	Sonesta Randolph Street LLC	Full

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
84.	Sonesta ES Suites Chicago Downtown 201 East Walton Place Chicago, IL	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
85.	Sonesta Simply Suites Chicago Libertyville 1100 N US Route 45 Libertyville, IL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
86.	Sonesta Chicago O’Hare Airport 10233 West Higgins Road Rosemont, IL	HPT IHG-3 Properties LLC	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
87.	Sonesta Simply Suites Chicago O’Hare 4021 North Mannheim Road Schiller Park, IL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
88.	Sonesta Simply Suites Chicago Naperville 27 West 300 Warrenville Road Warrenville, IL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
89.	Sonesta Simply Suites Chicago Waukegan 1151 South Waukegan Road Waukegan, IL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
90.	Sonesta ES Suites Chicago Waukegan 1440 South White Oak Drive Waukegan, IL	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
91.	Sonesta Select Indianapolis 37 W 103rd Street Indianapolis, IN	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
92.	Sonesta ES Suites Baton Rouge 4001 Nicholson Drive Baton Rouge, LA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
93.	Sonesta ES Suites New Orleans Convention Center 345 St. Joseph Street New Orleans, LA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
94.	Royal Sonesta New Orleans 300 Bourbon Street New Orleans, LA	Royal Sonesta, Inc.	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
95.	Sonesta ES Suites Andover 4 Technology Drive Andover, MA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
96.	Sonesta Simply Suites Boston Braintree 235 Wood Road Braintree, MA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
97.	Sonesta Simply Suites Boston Burlington 130 Middlesex Turnpike Burlington, MA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
98.	Royal Sonesta Cambridge 40 Edwin H. Land Boulevard Cambridge, MA	HPT Cambridge LLC	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
99.	Sonesta Select Boston Danvers 275 Independence Way Danvers, MA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
100.	Sonesta Select Boston Foxborough 35 Foxborough Boulevard Foxborough, MA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
101.	Sonesta Select Boston Lowell 30 Industrial Avenue East Lowell, MA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
102.	Sonesta Select Boston Milford 10 Fortune Boulevard Milford, MA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
103.	Sonesta ES Suites Annapolis 170 Admiral Cochrane Drive Annapolis, MD	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
104.	Royal Sonesta Harbor Court Baltimore 550 Light Street Baltimore, MD	Harbor Court Associates, LLC	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
105.	Sonesta Select Columbia 8910 Stanford Boulevard Columbia, MD	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
106.	Sonesta Simply Suites Baltimore BWI Airport 1247 Winterson Road Linthicum Heights, MD	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
107.	Sonesta ES Suites Baltimore BWI Airport 1160 Winterson Road Linthicum Heights, MD	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
108.	Sonesta Simply Suites Detroit Ann Arbor 701 Waymarket Way Ann Arbor, MI	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
109.	Sonesta Select Detroit Auburn Hills 2550 Aimee Lane Auburn Hills, MI	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
110.	Sonesta Simply Suites Detroit Novi 42600 Eleven Mile Road Novi, MI	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
111.	Sonesta Select Detroit Novi 42700 Eleven Mile Road Novi, MI	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
112.	Sonesta Simply Suites Detroit Troy 2550 Troy Center Drive Troy, MI	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
113.	Sonesta Simply Suites Detroit Warren 7010 Convention Boulevard Warren, MI	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
114.	Sonesta ES Suites Detroit Warren 30120 North Civic Center Blvd. Warren, MI	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
115.	Sonesta Select Minneapolis 11391 Viking Drive Eden Prairie, MN	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
116.	Sonesta Simply Suites Minneapolis Richfield 351 West 77th Street Minneapolis, MN	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
117.	Royal Sonesta Minneapolis 35-45 South Seventh Street Minneapolis, MN	HPTWN Properties Trust	SVC Minneapolis TRS LLC	Sonesta Minneapolis LLC	Full
118.	Sonesta Simply Suites St. Louis Earth City 3250 Rider Trail South Earth City, MO	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
119.	Sonesta Select Kansas City South 500 East 105th Street Kansas City, MO	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
120.	Sonesta Select Kansas City Airport 7901 NW Tiffany Springs Parkway Kansas City, MO	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
121.	Royal Sonesta Chase Park Plaza 212-232 N. Kingshighway Boulevard St. Louis, MO	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
122.	Sonesta ES Suites Raleigh Cary 2900 Regency Parkway Cary, NC	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
123.	Sonesta ES Suites Charlotte 7925 Forest Pine Drive Charlotte, NC	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
124.	Sonesta Charlotte 5700 Westpark Drive Charlotte, NC	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
125.	Sonesta Simply Suites Charlotte University 8812 University East Drive Charlotte, NC	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
126.	Sonesta Select Charlotte University 333 West WT Harris Boulevard Charlotte, NC	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
127.	Sonesta Select Raleigh Durham Airport 2001 Hospitality Court Morrisville, NC	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
128.	Sonesta ES Suites Raleigh Durham Airport 2020 Hospitality Court Morrisville, NC	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
129.	Sonesta Simply Suites Jersey City 21 2nd Street Jersey City, NJ	HPT IHG-2 Properties Trust	SVC Jersey City TRS LLC	Sonesta Jersey City LLC	Select
130.	Sonesta Simply Suites Parsippany Morris Plains 100 Candlewood Drive Morris Plains, NJ	HPT IHG-2 Properties Trust	SVC Morris Plains TRS LLC	Sonesta Morris Plains LLC	Select
131.	Sonesta ES Suites Parsippany Morris Plains 3 Gatehall Drive Parsippany, NJ	HPTMI Properties Trust	SVC Gatehall Drive TRS LLC	Sonesta Gatehall Drive LLC	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
132.	Sonesta ES Suites Princeton 4375 US Route 1 South Princeton, NJ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
133.	Sonesta ES Suites Somerset 260 Davidson Avenue Somerset, NJ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
134.	Sonesta Select Tinton Falls 600 Hope Road Tinton Falls, NJ	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
135.	Sonesta Select Whippany 157 Route 10 East Whippany, NJ	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
136.	Sonesta Simply Suites Albuquerque 3025 Menaul Boulevard NE Albuquerque, NM	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
137.	Sonesta ES Suites Albuquerque 3300 Prospect Avenue, NE Albuquerque, NM	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
138.	Sonesta Simply Suites Las Vegas 4034 South Paradise Road Las Vegas, NV	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
139.	Sonesta Select Las Vegas 1901 North Rainbow Boulevard Las Vegas, NV	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
140.	Sonesta ES Suites Reno 9845 Gateway Drive Reno, NV	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
141.	Sonesta White Plains 66 Hale Avenue White Plains, NY	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
142.	Sonesta ES Suites Cincinnati - Blue Ash 11401 Reed Hartman Highway Blue Ash, OH	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
143.	Sonesta Columbus 33 East Nationwide Boulevard Columbus, OH	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
144.	Sonesta Simply Suites Columbus Airport 590 Taylor Road Gahanna, OH	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
145.	Sonesta Simply Suites Cleveland North Olmstead 24741 Country Club Boulevard North Olmstead, OH	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
146.	Sonesta Simply Suites Oklahoma City Airport 4400 River Park Drive Oklahoma City, OK	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
147.	Sonesta ES Suites Toronto 355 South Park Road Toronto, ON	HPT IHG Canada Properties Trust	HPT TRS IHG-2, Inc.	Sonesta Canada ULC	Select
148.	The Yorkville Royal Sonesta Hotel 220 Bloor Street Toronto, ON	HPT IHG Canada Properties Trust	HPT TRS IHG-2, Inc.	Sonesta Toronto ULC	Full
149.	Royal Sonesta Portland 506 SW Washington Street Portland, OR	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
150.	Sonesta Select Allentown Bethlehem 2160 Motel Drive Allentown, PA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
151.	Sonesta ES Suites Allentown Bethlehem 2180 Motel Drive Bethlehem, PA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
152.	Sonesta Hotel Philadelphia 1800 Market Street Philadelphia, PA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
153.	Sonesta Select Philadelphia Airport 8900 Bartram Avenue Philadelphia, PA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
154.	Sonesta Simply Suites Pittsburgh Airport 100 Chauvet Drive Pittsburgh, PA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
155.	Royal Sonesta San Juan 5961 Isla Verde Avenue Carolina PR	HPT IHG PR, Inc.	SVC San Juan TRS LLC	Sonesta San Juan LLC	Full

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
156.	Sonesta Select Newport Middletown 9 Commerce Drive Middletown, RI	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
157.	Sonesta Hilton Head 130 Shipyard Drive Hilton Head, SC	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
158.	Sonesta Simply Suites Nashville Brentwood 5129 Virginia Way Brentwood, TN	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
159.	Sonesta ES Suites Nashville Brentwood 206 Ward Circle Brentwood, TN	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
160.	Sonesta Select Chattanooga 2210 Bams Drive Chattanooga, TN	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
161.	Sonesta Select Nashville Airport Suites 1100 Airport Center Drive Nashville, TN	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
162.	Sonesta Nashville Airport 600 Marriott Drive Nashville, TN	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Full
163.	Sonesta Simply Suites Arlington 2221 Brookhollow Plaza Drive Arlington, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
164.	Sonesta ES Suites Austin Arboretum 10201 Stonelake Boulevard Austin, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
165.	Sonesta Simply Suites Austin South 4320 IH 35 Frontage Road Austin, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
166.	The Stephen F. Austin Royal Sonesta Hotel 701 Congress Avenue Austin, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
167.	Sonesta Simply Suites Austin Arboretum 9701 Stonelake Boulevard Austin, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
168.	Sonesta Simply Suites Dallas Galleria 13939 Noel Road Dallas, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
169.	Sonesta ES Suites Dallas Market Center 6950 North Stemmons Freeway Dallas, TX	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
170.	Sonesta Select Dallas Central Expressway 10325 North Central Expressway Dallas, TX	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
171.	Sonesta ES Suites Fort Worth 5801 Sandshell Drive Fort Worth, TX	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
172.	Royal Sonesta Houston Hotel 2222 West Loop South Houston, TX	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
173.	Sonesta Simply Suites Houston Clear Lake 2737 Bay Area Boulevard Houston, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
174.	Sonesta Simply Suites Houston City Centre 10503 Town & Country Way Houston, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
175.	Sonesta ES Suites Dallas Las Colinas 1201 Executive Circle Irving, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
176.	Sonesta Simply Suites Dallas Las Colinas 5300 Green Park Drive Irving, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
177.	Sonesta Simply Suites Plano 4701 Legacy Drive Plano, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
178.	Sonesta ES Suites San Antonio Northwest 4320 Spectrum One San Antonio, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
179.	Sonesta ES Suites San Antonio 425 Bonham Street San Antonio, TX	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select

180.	Sonesta Simply Suites Salt Lake City Airport 2170 West North Temple Salt Lake City, UT	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
181.	Sonesta Select Arlington 1533 Clarendon Boulevard Arlington, VA	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
182.	Sonesta ES Suites Charlottesville 1111 Millmont Street Charlottesville, VA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
183.	Sonesta ES Suites Fairfax 12815 Fairlakes Parkway Fairfax, VA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
184.	Sonesta Simply Suites Falls Church 205 Hillwood Avenue Falls Church, VA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
185.	Sonesta Simply Suites Hampton 401 Butler Farm Road Hampton, VA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
186.	Sonesta ES Suites Dulles Airport 13700 Coppermine Road Herndon, VA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
187.	Sonesta Select Seattle Belleview 14615 NE 29th Place Bellevue, WA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
188.	Sonesta Select Seattle Renton 200 SW 19th Street Renton, WA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
189.	Sonesta Simply Suites Seattle Renton 300 SW 19th Street Renton, WA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
190.	The Alexis Royal Sonesta Hotel 1007 First Avenue Seattle, WA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
191.	Sonesta ES Suites Vancouver - Portland West 7301 NE 41st Street Vancouver, WA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
192.	Sonesta Select Milwaukee Brookfield 16865 West Bluemound Road Brookfield, WI	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
193.	Sonesta Milwaukee West 10499 Innovation Drive Wauwatosa, WI	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
194.	Sonesta ES Suites Charleston 200 Hotel Circle Charleston, WV	HPT IHG-2 Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select

Schedule D

MANAGEMENT AGREEMENTS

1.	Amended, Restated and Consolidated Master Management Agreement for Retained Hotels, dated as of January 1, 2022, by and among Sonesta International Hotels Corporation, as manager, and Cambridge TRS, Inc., HPT CY TRS, Inc., HPT TRS IHG-2, Inc. and HPT TRS MRP, Inc., as owners. [180 Hotels]

2.	Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Redondo Beach LLC and SVC Redondo Beach TRS LLC. [Sonesta Redondo Beach & Marina]

3.	Second Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Clift LLC and HPT Clift TRS LLC. [The Clift Royal Sonesta Hotel]

4.	Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta State Street LLC and HPT State Street TRS LLC. [The Royal Sonesta Chicago River North]

5.	Second Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Chicago LLC and HPT Wacker Drive TRS LLC. [The Royal Sonesta Chicago Downtown]

6.	Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Randolph Street LLC and SVC Randolph Street TRS LLC. [The Allegro Royal Sonesta Chicago River Loop]

7.	Second Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta International Hotels Corporation and Cambridge TRS, Inc. [Royal Sonesta Boston]

8.	Second Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta International Hotels Corporation and Cambridge TRS, Inc. [Royal Sonesta New Orleans]

9.	Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Jersey City LLC and SVC Jersey City TRS LLC. [Sonesta Jersey City]

10.	Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Morris Plains LLC and SVC Morris Plains TRS LLC. [Sonesta Simply Suites Parsippany Morris Plains]

11.	Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Gatehall Drive LLC and SVC Gatehall Drive TRS LLC. [Sonesta ES Suites Parsippany Morris Plains]

12.	Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Minneapolis LLC and SVC Minneapolis TRS LLC. [Royal Sonesta Minneapolis]

13.	Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta San Juan LLC and SVC San Juan TRS LLC. [Royal Sonesta San Juan]

14.	Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Canada ULC and HPT TRS IHG-2, Inc. [Sonesta ES Suites Toronto]

15.	Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Toronto ULC and HPT TRS IHG-2, Inc. [The Yorkville Royal Sonesta Hotel]

Schedule E

PRIOR POOLING Agreements

1.	Amended and Restated Pooling Agreement, dated as of February 27, 2020, by and among Sonesta Chicago LLC, Sonesta Clift LLC, Sonesta International Hotels Corporation, as managers, and Cambridge TRS, Inc., HPT Clift TRS LLC, and HPT Wacker Drive TRS LLC, as owners.

2.	Pooling Agreement (Conversion Hotels), dated as of December 15, 2020, but made effective as of September 18, 2020, by and among Sonesta Canada ULC, Sonesta Gatehall Drive LLC, Sonesta International Hotel Corporation, Sonesta Jersey City LLC, Sonesta Morris Plains LLC, Sonesta Nanuet LLC, Sonesta NJ LLC, Sonesta Randolph Street LLC, Sonesta San Juan LLC, Sonesta State Street LLC and Sonesta Toronto ULC, as managers, and Cambridge TRS, Inc., HPT CY TRS, Inc., HPT State Street TRS LLC, HPT TRS IHG-2, Inc., HPT TRS MRP, Inc., SVC Gatehall Drive TRS LLC, SVC Jersey City TRS LLC, SVC Morris Plains TRS LLC, SVC Nanuet TRS LLC, SVC NJ TRS LLC, SVC Randolph Street TRS LLC, SVC Redondo Beach TRS LLC and SVC San Juan TRS LLC, as owners.